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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 April 28, 2003
                Date of report (Date of earliest event reported)

                            MOORE CORPORATION LIMITED
               (Exact name of registrant as specified in charter)

          Canada                      1-8014                    98-0154502
----------------------------       ----------------         --------------------
(State or Other Jurisdiction       (Commission File            (IRS Employer
     of Incorporation)                 Number)              Identification No.)

            6100 Vipond Drive, Mississauaga, Ontario, Canada L5T 2X1
            --------------------------------------------------------
            (Address of principal executive of offices) (Zip code)

        Registrant's telephone number including area code: (905) 362-3100
                                                           --------------
                                       N/A
          ------------------------------------------------------------
          (Former Name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         99.1 Earnings Press Release dated April 28, 2003

ITEM 9. REGULATION FD DISCLOSURE.

     On April 28, 2003, the Company announced its financial results for the Quarter ended March 31, 2003. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 12 (Results of Operations and Financial Condition) of Form 8-K.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MOORE CORPORATION LIMITED


                                        By:  /s/   Theodore J. Theophilos
                                            ---------------------------------
                                            Name:  Theodore J. Theophilos

                                            Title: Executive Vice President,
                                                   Business and Legal Affairs
                                                   and Corporate Secretary


DATE: April 29, 2003




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                                  EXHIBIT INDEX


         Exhibit
         Number            Description
         --------------------------------------------------------
         99.1              Press release issued on April 28, 2003













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